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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

                                  July 25, 2006
                                 Date of Report

                               CIMAREX ENERGY CO.
             (Exact name of registrant as specified in its charter)

              DELAWARE                   001-31446               45-0466694
  (State or other jurisdiction of       (Commission           (I.R.S. Employer
           incorporation)               File Number)         Identification No.)

    1700 Lincoln Street, Suite 1800, Denver, Colorado             80203-4518
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        (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code   303-295-3995


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01      REGULATION FD DISCLOSURE

On July 25, 2006, Cimarex Energy Co. (NYSE: XEC) (Cimarex) issued a press release. A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.                       Description
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99.1           Press Release is furnished pursuant to Item 7.01.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CIMAREX ENERGY CO.


Dated: July 25, 2006                           By:  /s/ Paul Korus
                                                    ---------------------------
                                                    Paul Korus, Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer

                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release